Third Quarter 2021 Earnings Presentation www.ussteel.com October 28, 2021

Forward-looking statements These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation as of and for the third quarter of 2021. They should be read in conjunction with the consolidated financial statements and Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, financial performance, the construction or operation of new or existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, the integration of Big River Steel in our existing business, business strategies related to the combined business and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in this report and in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries, references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context, and “Transtar” refers to Transtar LLC and its direct and indirect subsidiaries unless otherwise indicated by the context. 2 2

Explanation of use of non-GAAP measures 3 3 We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of items that include: debt extinguishment, asset impairment, Big River Steel - inventory step-up amortization, Big River Steel - unrealized losses, Big River Steel - acquisition costs, restructuring and other charges, loss on USSE assets held for sale, gain on sale of Transtar, gain on previously held investment in Big River Steel, property sale, reversal of tax valuation allowance, Tubular inventory impairment, uncertain tax positions, gain on previously held investment in UPI, Big River Steel options and forward adjustments and December 24, 2018 Clairton coke making facility fire (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached.

Continued progress towards Best for AllSM CURRENT LANDSCAPE CHALLENGES WE FACE SOLUTION PATH FORWARD Continuing record performance in 2021 and bullish for 2022 Delivering on Best for All Transitioning to less capital and carbon intensive business model while becoming the best steel competitor ✓ Mini mill #2 ✓ NGO electrical steel line at Big River Steel ✓ Coating line at Big River Steel ✓ More balanced capital allocation strategy 4 4

Third quarter 2021 highlights
Delivering on Best for All

Safety[1] | Enterprise Adj. EBITDA % | Mini Mill EBITDA %[2] | Total Liquidity



0.07
0.42
0.60
Mini mill peer A
Industry benchmark
34%
32%
~29%
Integrated peer A
Mini mill peers A & B
42%
BRS
a U. S. Steel company
30%
28%
Mini mill peer B
Mini mill peer A
$4.5B
$3.8B
$2.3B
$2.2B
Mini mill peer B
Mini mill peer A
Integrated peer A

When we say "Best" … we mean it

United States Steel Corporation

Note: Peer data is calculated based on third quarter company filings. [1] Occupational Safety and Health Administration (OSHA) Days Away from Work is defined as number of days away cases x 200,000 / hours worked. USS is YTD as of Oct. 18, 2021. Mini Mill A is trailing 12 months data. Industry benchmark BLS – Iron & Steel. [2] Big River Steel statistics calculated based off its July 1 – September 30 results, as reflected in the Mini Mill segment. Mini mill competitor data is based on enterprise-level adjusted EBITDA from company filings.

5

TRANSITIONING TO A BEST FOR ALL FUTURE

Transitioning to a Best for All future Capital allocation delivering stockholder value U P D A T E TRANSFORMED BALANCE SHEET GROWING COMPETITIVE ADVANTAGES RETURNING CAPITAL TO STOCKHOLDERS 7 7

Transitioning to a Best for All future Capital allocation delivering stockholder value U P D A T E TRANSFORMED BALANCE SHEET GROWING COMPETITIVE ADVANTAGES RETURNING CAPITAL TO STOCKHOLDERS 8 8

1 Pro forma including Big River Steel debt. Excludes the impact of unamortized issuance costs and discounts. 2 Includes expected 4Q 2021 deleveraging. Positioning the balance sheet at a sustainable range of debt 1.2B 1.2B 0.3B YE 2020 3Q 20211Q 2021 2Q 2021 Current $7.0B $4.3B YE 2021E ~$3.9B Total Debt, in billions 1 ~$3.1B Debt Reduction Transitioning to a Best for All future Transformed balance sheet 2 9 9

Transitioning to a Best for All future Transformed balance sheet Strong liquidity and clear runway to complete announced strategic projects with confidence U. S. Steel Big River Steel Liquidity and debt maturity profile, YE 2021E, pro forma for 2021 expected deleveraging $0.0B 20272023 20252021 2022 $1.5B 2024 2026 2028 2029 2030 2031 2032 $0.5B 2033 2034 2035+ $0.0B $0.1B $0.0B $0.0B $0.0B $0.0B $0.1B $0.0B $0.0B $0.0B $1.6B YE 2021E Liquidity ~$5.0B ~80% of debt due in 2029 and beyond ~$225M cash interest expense forecast for 2022 10 10

Transitioning to a Best for All future Capital allocation delivering stockholder value U P D A T E TRANSFORMED BALANCE SHEET GROWING COMPETITIVE ADVANTAGES RETURNING CAPITAL TO STOCKHOLDERS 11 11

Transitioning to a Best for All future Growing competitive advantages LOW-COST IRON ORE MINI MILL STEEL - MAKING BEST-IN- CLASS FINISHING CAPABILITIES Research & innovation Deep customer relationships 12 12 Competitive advantages built on a strong foundation:

Transitioning to a Best for All future
Investing in competitive advantages

~$3B Capital Spending

~3M tons Raw Steel Capability

Sustainable Steels

~$280M Capital Spending

~325k tons Finishing Capability

Galvalume / Galvanized Steels



MINI MILL #2

MINI MILL STEELMAKING



COATING LINE

BEST-IN-CLASS FINISHING CAPABILITY

United States Steel Corporation

13

14 Transitioning to a Best for All future Investing in competitive advantages 14 Best-in-class finishing capabilities Mini mill steelmaking 2021 2022 2023 2024 2025+ BRS NGO line (3Q ‘21 – 3Q ‘23) BRS coating line (4Q ‘21 – 2Q ‘24) Mini mill #2 (1H ‘22 – ‘24) Strategic investment timeline:

2021 20252022 $1,570M 2023 $285M 2024 2026 $1,530M $345M 2021 202420232022 2025 2026+ $800M $200M $850M Expected EBITDA contribution: 15 Best-in-class finishing capabilities Mini mill steelmaking Expected strategic CAPEX: Transitioning to a Best for All future Investing in competitive advantages

Transitioning to a Best for All future
Investing in competitive advantages

Expected strategic CAPEX:


$285M
$1,570M
$1,530M
$345M

	2021	2022	2023	2024
Mini mill steelmaking[1]	~$200M	~$1,200M	~$1,300M	~$300M
BRS NGO electrical steel line	~$85M	~$240M	~$105M	~$20M
BRS coating line		~$130M	~$125M	~$25M

2022 total capex is currently expected to be ~$2.3 billion

United States Steel Corporation
16

Transitioning to a Best for All future Capital allocation delivering stockholder value U P D A T E TRANSFORMED BALANCE SHEET GROWING COMPETITIVE ADVANTAGES RETURNING CAPITAL TO STOCKHOLDERS 17

18 Transitioning to a Best for All future Returning capital to stockholders Reinstating $0.05/share quarterly dividend Authorizing $300 million stock repurchase program Additional buybacks could be driven by: Direct returns to stockholders: Continued strong free cash flow generation Potential non-core asset sales, including real estate Potential exercise of Stelco’s $500 million iron ore JV option; window open through January 2027

THIRD QUARTER 2021 UPDATE

Third quarter 2021 update Safety performance 0.14 0.10 0.07 0.07 20192018 YTD 20212020 BLS - Iron & Steel: 0.60 Benchmark 1 : OSHA Days Away from Work 2 Record-setting performance 1 BLS – Iron & Steel 2019 data. 2 Occupational Safety and Health Administration (OSHA) Days Away from Work is defined as number of days away cases x 200,000 / hours worked. YTD as of Oct. 27, 2021. 20 Safety first:

Reported Net Earnings (Loss) $ Millions Profit Margin: ($268) ($60) $283 $964 $1,543 4Q 20203Q 2020 1Q 2021 2Q 2021 3Q 2021 Adjusted Net Earnings (Loss) $ Millions Adjusted Profit Margin: ($211) ($75) $362 $1,084 $1,831 1Q 20213Q 2020 3Q 20214Q 2020 2Q 2021 Segment EBIT1 $ Millions Segment EBIT Margin1: ($49) $87 $551 $1,286 $2,027 3Q 20212Q 20213Q 2020 4Q 2020 1Q 2021 Adjusted EBITDA2 $ Millions Adjusted EBITDA Margin2: ($234) $49 $91 $1,012 $2,002 2Q 20213Q 2020 4Q 2020 1Q 2021 3Q 2021 (10%) (11%) (9%) (2%) 2% (2%) (3%) 3% 2% 8% 10% 15% 20% 19% 22% 26% 1 Earnings (loss) before interest and income taxes. Note: For reconciliation of non-GAAP amounts see Appendix. 2 Earnings (loss) before interest, income taxes, depreciation and amortization, and excluding adjustment items. 34% 26% 31% 34% Third quarter 2021 update Financial updates 21

Flat-rolled segment
Key statistics

Operating Statistics

	3Q 2020	4Q 2020	1Q 2021	2Q 2021	3Q 2021
Shipments: in 000s, net tons	2,155	2,257	2,332	2,326	2,328
Production: in 000s, net tons	2,207	2,490	2,581	2,485	2,634
Average Selling Price $ / net ton	$712	$731	$888	$1,078	$1,325

Segment EBITDA $ Millions



($33)
$50
$266
$703
$1,135
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021

EBITDA Margin:	(2%)	3%	11%	23%	32%

EBITDA Bridge $ Millions, 3Q 2020 vs. 3Q 2021



($33)
$1,551
($88)
($17)
($278)
$1,135
3Q 2020
Commercial
Raw Materials
Maintenance & Outage
Other
3Q 2021

Commercial: The favorable impact is primarily the result of higher average realized prices, increased shipments, and increased mining and coke sales.

Raw Materials: The unfavorable impact is primarily the result of higher purchased scrap costs partially offset by lower costs for coking coal.

Maintenance & Outage: The unfavorable impact is primarily the result of increased costs for purchased products and services.

Other: The unfavorable impact is primarily the result of increased variable compensation and energy costs.

EBITDA Bridge $ Millions, 2Q 2021 vs. 3Q 2021



$703
$568
($40)
$1
($97)
$1,135
2Q 2021
Commercial
Raw Materials
Maintenance & Outage
Other
3Q 2021

Commercial: The favorable impact is primarily the result of higher average realized prices.

Raw Materials: The unfavorable impact is primarily the result of higher purchased scrap costs.

Maintenance & Outage: The change is not material.

Other: The unfavorable impact is primarily the result of increased variable compensation.

United States Steel Corporation

Note: For reconciliation of non-GAAP amounts see Appendix.

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Segment EBITDA $ Millions EBITDA Margin: Shipments: in 000s, net tons Production: in 000s, net tons Average Selling Price $ / net ton 3Q 2020 - - - 4Q 2020 - - - 1Q 2021 510 447 $967 2Q 2021 747 616 $1,207 3Q 2021 750 608 $1,517 Operating Statistics EBITDA Bridge $ Millions, 3Q 2020 vs. 3Q 2021 Mini Mill segment1 Key statistics EBITDA Bridge $ Millions, 2Q 2021 vs. 3Q 2021 EBITDA bridge not applicable for Mini Mill segment Note: For reconciliation of non-GAAP amounts see Appendix. 1 Mini Mill segment includes Big River Steel performance as a fully consolidated entity of U. S. Steel, which began on January 15, 2021. $162 $324 $464 3Q 20212Q 20213Q 2020 4Q 2020 1Q 2021 36% 42% $324 $464 $204 Commercial ($1) 2Q 2021 ($63) Raw Materials $0 Maintenance & Outage Other 3Q 2021 Commercial: The favorable impact is primarily the result of higher average realized prices. Maintenance & Outage: No change. Other: The change is not material. 23 32% Raw Materials: The unfavorable impact is primarily the result of higher metallics costs.

U. S. Steel Europe segment
Key statistics

Operating Statistics

	3Q 2020	4Q 2020	1Q 2021	2Q 2021	3Q 2021
Shipments: in 000s, net tons	790	840	1,043	1,167	1,064
Production: in 000s, net tons	873	966	1,197	1,279	1,274
Average Selling Price $ / net ton	$608	$652	$748	$905	$1,143

Segment EBITDA $ Millions


$39
$61
$130
$232
$418
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021

EBITDA Margin: 8% 11% 16% 22% 33%

EBITDA Bridge $ Millions, 3Q 2020 vs. 3Q 2021


$39
$593
($173)
($23)
($18)
$418
3Q 2020
Commercial
Raw Materials
Maintenance & Outage
Other
3Q 2021

Commercial: The favorable impact is primarily the result of higher average realized prices and increased shipments.

Raw Materials: The unfavorable impact is primarily the result of higher costs for iron ore.

Maintenance & Outage: The unfavorable impact is primarily the result of increased costs for purchased products and services.

Other: The unfavorable impact is primarily the result of increased energy costs and increased variable compensation, partially offset by the strengthening of the Euro versus the U.S. dollar.

EBITDA Bridge $ Millions, 2Q 2021 vs. 3Q 2021


$232
$246
($48)
($9)
($3)
$418
2Q 2021
Commercial
Raw Materials
Maintenance & Outage
Other
3Q 2021

Commercial: The favorable impact is primarily the result of higher average realized prices.

Raw Materials: The unfavorable impact is primarily the result of higher costs for iron ore and purchased scrap.

Maintenance & Outage: The unfavorable impact is primarily the result of increased costs for purchased products and services.

Other: The change is not material.

United States Steel Corporation

Note: For reconciliation of non-GAAP amounts see Appendix.

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Tubular segment
Key statistics

Operating Statistics

	3Q 2020	4Q 2020	1Q 2021	2Q 2021	3Q 2021
Shipments: in 000s, net tons	71	74	89	105	123
Production: in 000s, net tons	-	16	93	114	117
Average Selling Price $ / net ton	$1,230	$1,267	$1,372	$1,633	$1,702

Segment EBITDA $ Millions



($44)
($21)
($17)
$11
$11
3Q 2020
4Q 2020
1Q 2021
2Q 2021
3Q 2021

EBITDA Margin:	(46%)	(20%)	(12%)	6%	5%

EBITDA Bridge $ Millions, 3Q 2020 vs. 3Q 2021



($44)
$72
$0
($12)
($5)
$11
3Q 2020
Commercial
Raw Materials
Maintenance & Outage
Other
3Q 2021

Commercial: The favorable impact is primarily the result of higher average realized prices and increased volumes.

Raw Materials: No change.

Maintenance & Outage: The unfavorable impact is primarily the result of increased costs for purchased products and services.

Other: The unfavorable impact is primarily the result of increased energy costs and continued high levels of imports, partially offset by the reduced idled plant carrying costs.

EBITDA Bridge $ Millions, 2Q 2021 vs. 3Q 2021



$11
$14
($8)
$0
($6)
$11
2Q 2021
Commercial
Raw Materials
Maintenance & Outage
Other
3Q 2021

Commercial: The favorable impact is primarily the result of higher average realized prices and increased volumes.

Raw Materials: The unfavorable impact is primarily the result of higher scrap costs.

Maintenance & Outage: No change.

Other: The unfavorable impact is primarily the result of increased energy costs and continued high levels of imports.

United States Steel Corporation

Note: For reconciliation of non-GAAP amounts see Appendix.

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Cash and liquidity $826 $938 $682 $138 $2,605 YE 2017 YE 2018 YE 2019 YE 2020 9M 2021 Cash from Operations $ Millions Cash and Cash Equivalents $ Millions Total Estimated Liquidity $ Millions Net Debt $ Millions $1,553 $1,000 $749 $1,985 $2,044 YE 2019YE 2017 YE 2018 9M 2021YE 2020 $3,350 $2,830 $2,284 $3,153 $4,503 9M 2021YE 2020YE 2018YE 2017 YE 2019 $1,150 $1,381 $2,892 $2,902 $2,289 YE 2017 YE 2018 YE 2019 YE 2020 9M 2021 Note: For reconciliation of non-GAAP amounts see Appendix. 26

$1.3B $0.6B $4.2B ($1.2B) ($0.4B) $4.5B Liquidity bridge Free cash flow 2Q 2021 Debt reduction Transtar sale Credit facility optimization 3Q 2021 Total Liquidity 2Q 2021 vs. 3Q 2021 27

APPENDIX

Additional Big River Steel summary data

$ millions

		3Q 2021
Income Statement	Customer Sales	$949M
	Intersegment Sales	$156M
	Net Sales	$1,105M
	EBIT[1]	$424M
Balance Sheet	Cash and cash equivalents	$323M
	Total Assets	$4,314M
	2029 senior secured notes	$720M
	Notes payable[2]	$106M
	Environmental revenue bonds	$752M
	Financial leases and all other obligations	$153M
	Fair value step up[3]	$130M
	Total Debt	$1,861M
Cash Flow	Depreciation and Amortization	$40M
	Capital Expenditures	$46M

United States Steel Corporation

[1] Earnings before interest and income taxes. [2] Arkansas Teacher Retirement System notes payable. [3] Big River Steel debt amounts are shown at aggregate principal amounts which do not include Big River Steel's unamortized discounts and fees which were removed with the purchase. The fair value step up shown here represents the fair value step up over the aggregate principal amount.

29

Flat-rolled ($ millions) 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Segment (loss) earnings before interest and income taxes ($159) ($73) $146 $579 $1,015 Depreciation 126 123 120 124 120 Flat-rolled Segment EBITDA ($33) $50 $266 $703 $1,135 U. S. Steel Europe ($ millions) 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Segment (loss) earnings before interest and income taxes $13 $36 $105 $207 $394 Depreciation 26 25 25 25 24 U. S. Steel Europe Segment EBITDA $39 $61 $130 $232 $418 Tubular ($ millions) 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Segment (loss) earnings before interest and income taxes ($52) ($32) ($29) $0 $0 Depreciation 8 11 12 11 11 Tubular Segment EBITDA ($44) ($21) ($17) $11 $11 Other ($ millions) 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Segment (loss) earnings before interest and income taxes ($13) ($6) $8 $14 ($2) Depreciation 2 3 2 2 1 Other Segment EBITDA ($11) ($3) $10 $16 ($1) Reconciliation of segment EBITDA Mini Mill ($ millions) 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Segment (loss) earnings before interest and income taxes - - $132 $284 $424 Depreciation - - 30 40 40 Mini Mill Segment EBITDA - - $162 $324 $464 30

Net Debt ($ millions) YE 2017 YE 2018 YE 2019 YE 2020 9M 2021 Short-term debt and current maturities of long-term debt $3 $65 $14 $192 $61 Long-term debt, less unamortized discount and debt issuance costs 2,700 2,316 3,627 4,695 4,272 Total Debt $2,703 $2,381 $3,641 $4,887 $4,333 Less: Cash and cash equivalents 1,553 1,000 749 1,985 2,044 Net Debt $1,150 $1,381 $2,892 $2,902 $2,289 Reconciliation of net debt 31

Reconciliation of reported and adjusted net earnings

($ millions)	3Q 2020	4Q 2020	1Q 2021	2Q 2021	3Q 2021
Reported net (loss) earnings attributable to U. S. Steel	($234)	$49	$91	$1,012	$2,002
Debt extinguishment	—	—	255	—	23
Asset impairment	—	—	—	26	—
Restructuring and other charges	—	8	6	30	—
Gain on sale of Transtar	—	—	—	—	(453)
Gain on previously held investment in Big River Steel	—	—	(111)	—	—
Loss on USSE assets held for sale	—	—	—	—	7
Big River Steel inventory step-up amortization	—	—	24	—	—
Big River Steel unrealized (gains) losses	—	—	9	5	(11)
Big River Steel acquisitions costs	—	3	9	—	—
Big River Steel debt extinguishment charges	—	18	—	—	—
Big River Steel financing costs	—	8	—	—	—
Property sale	—	(145)	—	(14)	—
Reversal of tax valuation allowance[1]	—	—	—	(95)	(25)
December 24, 2018 Clairton coke making facility fire	—	(2)	—	—	—
Big River Steel options and forward adjustments	(34)	1	—	—	—
Adjusted net (loss) earnings attributable to U. S. Steel	($268)	($60)	$283	$964	$1,543

[1] The $25 million and $95 million adjustments recorded in the three months ended September 30, 2021 and June 30, 2021, respectively, were related to partial reversals of the tax valuation allowance recorded against the Company's net domestic deferred tax asset as a result of the Company's three-year cumulative income position and a change in the projections of income in future years. There was an additional net benefit of $227 million and $394 million for the three months ended September 30, 2021 and June 30, 2021, respectively, included in earnings related to the reversals of the valuation allowance due to a change in estimated current year earnings.

United States Steel Corporation

32

Reconciliation of adjusted EBITDA ($ millions) 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Reported net (loss) earnings attributable to U. S. Steel ($234) $49 $91 $1,012 $2,002 Income tax provision (benefit) (24) (94) 1 (37) 260 Net interest and other financial costs 47 88 333 59 80 Reported (loss) earnings before interest and income taxes ($211) $43 $425 $1,034 $2,342 Depreciation, depletion and amortization expense 162 162 189 202 196 EBITDA ($49) $205 $614 $1,236 $2,538 Asset impairment charges ─ ─ ─ 28 ─ Restructuring and other charges ─ 8 6 31 ─ Big River Steel inventory step-up amortization ─ ─ 24 ─ ─ Big River Steel unrealized losses ─ ─ 9 6 (12) Big River Steel acquisitions costs ─ 3 9 ─ ─ Big River Steel debt extinguishment charges ─ 18 ─ ─ ─ Property sale ─ (145) ─ (15) ─ Loss on USSE assets held for sale ─ ─ ─ ─ 7 Gain on sale of Transtar ─ ─ ─ ─ (506) Gain on previously held investment in Big River Steel ─ ─ (111) ─ ─ December 24, 2018 Clairton coke making facility fire ─ (2) ─ ─ ─ Adjusted EBITDA ($49) $87 $551 $1,286 $2,027 33

INVESTOR RELATIONS Kevin Lewis Vice President 412-433-6935 klewis@uss.com Eric Linn Director 412-433-2385 eplinn@uss.com www.ussteel.com